POSTRETIREMENT BENEFITS AND EMPLOYEE STOCK OWNERSHIP PLAN - AMOUNTS EXPECTED TO BE AMORTIZED FROM ACCUMULATED OTHER COMPREHENSIVE INCOME INTO NET PERIODIC BENEFIT COST (DETAILS) (USD $) In Millions	12 Months Ended
Jun. 30, 2011
Pension Benefits
Net actuarial loss	$ 105
Prior service cost (credit)	23
Other Retiree Benefits
Net actuarial loss	99
Prior service cost (credit)	$ (20)